Exhibit 10.6
FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 6, 2013, amends the Receivables Purchase Agreement dated as of July 31, 2013 (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, INC., a Virginia corporation (the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as the co-administrative agent (the “Co-Administrative Agent”), and WOLSELEY PLC (the “Parent”).
Preliminary Statement: The parties desire to amend the Receivables Purchase Agreement to enable the Seller to increase the Maximum Net Investment and to add a new Purchase Group consisting of PNC Bank, National Association (“PNC”), as Committed Purchaser and Facility Agent, to commit to make Purchases in the amount of that increase. In addition, the parties desire to make clarifying amendments to one definition in the Receivables Purchase Agreement. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date, refer to the Receivables Purchase Agreement as amended hereby.
I.    AMENDMENTS
Effective as of the Amendment Effective Date (as defined in Section 3.1 below), the Receivables Purchase Agreement is amended as follows:
    1.1    Increase in Maximum Net Investment. The Maximum Net Investment is hereby increased from “$500,000,000” to “$600,000,000”.
    1.2    Addition of Purchase Group. (a) PNC, having received (i) a fully executed counterpart of the Receivables Purchase Agreement, (ii) a participation fee of $125,000 payable by the Seller (which for the avoidance of doubt is the fee referenced in Section 1 of the Fee Letter) and (iii) reliance letters, addressed to them and dated the date hereof, with respect to the opinions delivered to the Facility Agents on the Closing Date pursuant to Section 3.02(j)-(m) of the Receivables Purchase Agreement, hereby agrees to become a party to the Receivables Purchase Agreement and the Fee Letter on the Amendment Effective Date. No payment is due from PNC on the Amendment Effective Date because, on the Amendment Effective Date, the Aggregate Net Investment under the Receivables Purchase Agreement is $0. After giving effect to the addition of PNC as a party to the Receivables Purchase Agreement, PNC’s Purchase Group Maximum Net Investment shall be $100,000,000 and its Purchase Group Percentage shall be 16.67%.
    (b)    From and after the Amendment Effective Date, (i) PNC shall be a party to and be bound by all of the terms of the Receivables Purchase Agreement and the Fee Letter and shall, to the extent of the interests and obligations accepted pursuant to this Amendment, have the rights and obligations of a Purchaser and Facility Agent thereunder.
    (c)     PNC hereby accepts (on behalf of its Purchase Group) the appointment of and authorizes each of the Co-Agents to take such action on its behalf and to exercise such powers as are delegated to such Co-Agent in its capacity under, by the terms of, the Receivables Purchase Agreement, together with such powers as are reasonably incidental thereto.
    (d)    Schedule I to the Receivables Purchase Agreement is hereby amended to reflect PNC’s becoming a party to the Receivables Purchase Agreement pursuant to this Amendment (including the changes to the Purchase Group Percentages of the existing Purchase Groups), and the revised Schedule I is attached hereto. The addresses for notices and for payments to PNC’s Purchase Group shall, for all purposes of the Receivables Purchase

Agreement, be as set forth on the revised Schedule I (as such information may be changed from time to time in accordance with Section 11.14 of the Receivables Purchase Agreement).
    1.3    Amendment of Definition of “Leverage Ratio”. The definition of “Leverage Ratio” in Article I of the Receivables Purchase Agreement is hereby deleted in its entirety and now reads as follows (changes noted in Bold):
        “Leverage Ratio” shall mean, at any time and for the “applicable period”, the ratio of Total Consolidated Net Borrowings to EBITDA. The “applicable period” shall be the 12-month period ended: (i) when the Parent is at Leverage Level 1 or at Leverage Level 2, on the last day of the fiscal year or half-year of the Parent evidenced by the consolidated financial statements most recently delivered pursuant to Section 7.01(b); (ii) in addition to (i) above, when the Parent is at Leverage Level 3, in addition to the dates listed in (i) above, on the last day of the most recent fiscal quarter occurring between the annual and half-yearly consolidated financial statements of the Parent, and (iii) in addition to (i) and (ii) above, if there shall have occurred and be continuing a material adverse change in the financial condition of the Parent and its Subsidiaries, taken as a whole, or Ferguson and its Subsidiaries, taken as a whole, as of any other date specified by the Co-Agents, provided that the Parent and Ferguson shall have received at least 30 days’ notice.
    1.4    Reference to Calendar Quarter. The reference to “calendar quarters” in Section 7.01(b)(viii) of the Receivables Purchase Agreement is hereby replaced with “fiscal quarters”.
        II.    REPRESENTATIONS AND WARRANTIES
2.1    Each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants that:
    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
III.    CONDITIONS TO EFFECTIVENESS
3.1     This Amendment shall be effective on the date (the “Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment, executed by the Seller, the Servicer, each Originator, the Parent and each Facility Agent.
IV.    AFFIRMATION AND RATIFICATION
4.1    The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.
V.     MISCELLANEOUS
5.1    This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. Except as otherwise expressly provided by this Amendment, all of the provisions of the Receivables Purchase Agreement shall remain the same.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
    FERGUSON RECEIVABLES, LLC

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, INC.

    By: /s/ Dave Keltner
    Name: Dave Keltner
    Title: CFO

CAL-STEAM, INC.

    By: /s/ Dave Keltner
    Name: Dave Keltner
    Title: Senior Vice President

ENERGY & PROCESS CORPORATION

By: /s/ Dave Keltner
    Name: Dave Keltner
    Title: Senior Vice President

[Signature Page to
First Amendment to Receivables Purchase Agreement]

FERGUSON ENTERPRISES NY-METRO, INC.

By: /s/ Dave Keltner
    Name: Dave Keltner
    Title: Senior Vice President

FERGUSON FIRE & FABRICATION, INC.

By: /s/ Dave Keltner
    Name: Dave Keltner
    Title: Senior Vice President

ONDA-LAY PIPE AND RENTAL, INC.

By: /s/ Dave Keltner
    Name: Dave Keltner
    Title: Senior Vice President

WOLSELEY PLC

By: /s/ Mike Verrier
    Name: Mike Verrier
    Title: Group Treasurer

[Signature Page to
First Amendment to Receivables Purchase Agreement]

ROYAL BANK OF CANADA, as Administrative Agent and a Facility Agent

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory

[Signature Page to
First Amendment to Receivables Purchase Agreement]

SUNTRUST, as Co-Administrative Agent and a Facility Agent

    By: /s/ Michael Peden
    Name: Michael Peden
    Title: Vice President

[Signature Page to
First Amendment to Receivables Purchase Agreement]

SOCIÉTÉ GÉNÉRALE, as a Facility Agent

    By: /s/ Thomas Hourican
    Name: Thomas Hourican
    Title: Managing Director

[Signature Page to
First Amendment to Receivables Purchase Agreement]

SMBC NIKKO SECURITIES AMERICA, INC, as a Facility Agent

    By: /s/ Makoto Tagaya
    Name: Makoto Tagaya
    Title: President

[Signature Page to
First Amendment to Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Facility Agent

    By: /s/ Mark S. Falcione
    Name: Mark S. Falcione
    Title: Executive Vice President

[Signature Page to
First Amendment to Receivables Purchase Agreement]

Schedule I
to
Receivables Purchase Agreement

S-1